UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844
(Registrant’s telephone number, including area code)

6564 Smoke Tree Lane Scottsdale, Arizona 85253
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

A.
On January 15, 2010, EGPI Firecreek, Inc., a Nevada corporation (”EGPI” or the “Company”), entered into a Stock Purchase Agreement (the "Agreement"), to be effective when completed as of December 31, 2010, by and among itself, (the “PURCHASER”), KEVIN J. FITZGERALD, a Florida resident (“KEVIN”), PAMELA W. FITZGERALD, a Florida resident (“PAMELA” and together with Kevin, hereinafter sometimes referred to individually as a “SELLER” and collectively as, the “SELLERS”), SOUTHWEST SIGNAL, INC., a Florida subchapter-S corporation, located at 9204 East Broadway Avenue, Tampa, Florida, 33619 (the “CORPORATION”), and REDQUARTZ ATLANTA, LLC, a Georgia limited liability company, located at 3400 Peachtree Road, Atlanta, Georgia 30326 (“REDQUARTZ”), (the Sellers, the Purchaser, the Corporation and Redquartz collectively referred to herein as the “PARTIES”).

The Company has closed into escrow One Million Dollar ($1,000,000.00) deposit to the sellers toward the acquisition of SOUTHWEST SIGNAL, INC. ("SWSC"). The balance of the purchase price of Two Million Three Hundred Thousand Dollars ($2,300,000.00) is due on or before February 25, 2009.

A copy of the Stock Purchase Agreement which include the material terms, and its related attachments, are attached as exhibits to this report.

BUSINESS
SOUTHWEST SIGNAL, INC. (SWSC):

SWSC located in Tampa, Florida was established in 2000 and is engaged in all facets of the United States Intelligent Transportation System / Department of Transportation Industry. SWSC also serves leading private sector clients such as Wal-Mart, Lowes and Home Depot in addition to several large Private Developers. In addition to Intelligent Transportation System projects SWSC participates in general bids for city, county and state funded DOT contracts. The Audited results for the years ended December 31, 2008 and 2007 reflected Revenues of $14.3MM and $14.2 MM respectively, with EBITDA of $1.2MM for the years ended December 31, 2008 and  December 31, 2007 $1.1MM.

Over the past nine years SWSC has created an experienced project management team with over 50 employees specializing in: Signalization, Lighting, Signage and Intelligent Traffic System installation and maintenance.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In this Current Report, we make a number of statements, referred to as “forward-looking statements” which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results.  We note, however, that these forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances.

You can generally identify forward-looking statements through words and phrases such as “seek,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “budget,” “project,” “may be,” “may continue,” “may likely result,” and similar expressions.  When reading any forward-looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of SATCO, and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

•	Whether or not markets for our products develop and, if they do develop, the pace at which they develop;

•	Our ability to attract and retain the qualified personnel to implement our growth strategies;

•	Our ability to fund our short-term and long-term financing needs;

•	Competitive factors;

•	General economic conditions;

•	Changes in our business plan and corporate strategies; and

•	Other risks and uncertainties discussed in greater detail in the sections of this Current Report.

Each forward-looking statement should be read in context with, and with an understanding of, the various other disclosures concerning SWSF and our business made elsewhere in this Current Report as well as other pubic reports filed with the SEC.  You should not place undue reliance on any forward-looking statement as a prediction of actual results or developments.  We are not obligated to update or revise any forward-looking statement contained in this Current Report to reflect new events or circumstances unless and to the extent required by applicable law.

B.

On January 15, 2009, the Company entered into an Agreement for financing in behalf of the deposit necessary towards the Registrants acquisition of SOUTHWEST SIGNAL, INC. in an amount of $1,000,000.00 through the issuance and sale to St. George Investments, LLC, an Illinois limited liability company, of a secured promissory note and a convertible promissory note (the “Financing”); with terms of the Financing which are reflected in i) a Note Purchase Agreement ii) a Secured Promissory Note, iii) a Convertible Promissory Note, iv) a Letter of Credit, v) a Registration Rights Agreement, and vi) a Funding and Letter of Credit Agreement, and all other agreements, instruments and documents being or to be executed and delivered.

A copy of the Agreement with St. George Investments, LLC which include the material terms, and its related attachments, are attached as exhibits to this report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

See Item 1.01 B (only), above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registration

See Item 2.01 above.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 B above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Southwest Signal, Inc., (SWSF), a Florida corporation (the newly pending and to be acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable thereafter close of the pending transaction, but not later than the date required by applicable law.

(b)           Pro forma financial information.

It is not practicable to file the required pro forma financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Southwest Signal, Inc., (SWSF), a Florida corporation (the newly pending and to be acquired “Subsidiary”) at this time. Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable thereafter close of the pending transaction, but not later than the date required by applicable law.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Stock Purchase Agreement with Southwest Signal, Inc. as of January 15, 2010.
10.2	Note Purchase Agreement with St. George Investments, LLC, as of January 15, 2010.
10.3	Registration Rights Agreement with St. George Investments, LLC, as of January 15, 2010.
10.4	Secured Promissory Note Agreement with St. George Investments, LLC, as of January 15, 2010.
10.5
FUNDING AND LETTER OF CREDIT AGREEMENT dated the 15th day of January, 2010, by and between KEVIN J. FITZGERALD and PAMELA W. FITZGERALD, SOUTHWEST SIGNAL, INC., a Florida corporation, EGPI FIRECREEK, INC. and ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company.

10.6	Bank of Tampa Commitment Letter For Irrevocable Letter of Credit, as of January 15, 2010.
10.7	Irrevocable Instructions for Letter of Credit from Southwest Signal, Inc. and Sellers, as of January 15, 2010.
10.8	Trust Account Instructions to the Funding and Letter of Credit Agreement from St. George Investments, LLC
10.9	Judgment By Confession, Exhibit to St. George Investments LLC Agreements, as of January 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010

EGPI FIRECREEK, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer